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                                                                   Exhibit 10.52

                           FOURTH ADDENDDUM TO LEASE

                            LESSOR: FRANK F. PARKER

                LESSEE: DENTAL/MEDICAL DIAGNOSTIC SYSTEMS, INC.
                            A DELAWARE CORPORATION

              ADDRESS: 16722 MILLIKAN AVENUE, IRVINE, CALIFORNIA

                             DATED: AUGUST 8, 1997


1. Lease term:             The above referenced lease is extended for one (1)
                           year commencing November 1, 2000, and ending October
                           31, 2001.

2. Base Rental Rate:       The base rental rate during the extended term
                           shall be $10,000.00 per month.



THE FOREGOING IS HEREBY              THE FOREGOING IS HEREBY
ACKNOWLEDGED AND AGREED TO           ACKNOWLEDGED AND AGREED TO

DATED: August 14, 2000.              DATED: August 14, 2000.

LESSOR: FRANK F. PARKER              LESSEE: DENTAL/MEDICAL DIANOSTIC
                                             SYSTEMS, INC.

BY: /s/ FRANK F. PARKER              BY: /s/ DENTAL/MEDICAL DIANOSTIC
                                             SYSTEMS, INC.
ITS:                                 ITS: